UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2013, CONSOL Energy Inc. (the “Company”), its wholly-owned subsidiary, CNX Gas Corporation (“CNX Gas”), and certain individual defendants (collectively, the “Defendants”), entered into a Stipulation and Agreement of Compromise and Settlement (the “Settlement Agreement”) with the plaintiffs in In re CNX Gas Corporation Shareholders Litigation, Del. Ch., C.A. No. 5377-VCL (the “Action”), providing for the settlement of all claims brought against the Company, CNX Gas and the other Defendants in the Action, which challenged the tender offer by the Company to acquire all of the shares of CNX Gas common stock that the Company did not already own for $38.25 per share.

The Settlement Agreement provides for, among other things, (i) a full and final release, settlement, dismissal and discharge by the plaintiffs and the Class (as defined in the Settlement Agreement) of any all claims relating to the Action and the challenged transactions against the Company, CNX Gas, the individual defendants, who were all directors of the Company and CNX Gas at the time of the challenged transactions, and the other Released Parties (as defined in the Settlement Agreement) and (ii) Defendants’ agreement to establish a settlement fund in the amount of $42,730,913.50 for distribution to members of the Class, of which the Company is responsible for $20,230,913.50.

The Settlement Agreement remains subject to final court approval following notice to the Class and an opportunity for members of the Class to object. At this time, there can be no assurance that the Settlement Agreement will receive the required court approval or that the settlement will become final.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K may constitute “forward-looking statements,” including those statements concerning the litigation matters described above, final court approval of the Settlement Agreement, and the release of the class claims asserted under the previously disclosed Action in the Court of Chancery of the State of Delaware. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and cause actual outcomes and results to differ materially from current expectations. There is no assurance that the conditions to effect the settlement will be met, that the Settlement Agreement will receive the required court approval or that the settlement will become final. Additional important factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements are detailed in filings with the Securities and Exchange Commission, made from time to time by the Company, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and subsequent Current Reports on Form 8-K. The information contained in this Current Report on Form 8-K is a statement of the Company’s present intentions, beliefs or expectations. The Company may change its intentions, beliefs or expectations, at any time and without notice, based upon any changes in such factors, from the Company’s assumptions and otherwise. Except as required by law, the Company undertakes no obligation to publicly release any revisions to any forward-looking statements to reflect events or circumstances occurring after the date thereof, or to reflect the occurrence of unanticipated events, and the Company cautions you not to unduly rely on any of the forward-looking statements included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Executive Vice President and Chief Legal and Corporate Affairs Officer

Dated: May 14, 2013